UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2008

TAMM OIL AND GAS CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-137174
(Commission File Number)

98-0377767
(IRS Employer Identification No.)

Suite 460, 734 - 7 Ave SW, Calgary, AB, Canada T2P 3P8
(Address of principal executive offices and Zip Code)

403-975-9399
Registrant's telephone number, including area code)

N/A
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 8 - Other Events

ITEM 8.01 Other Events

Tamm Oil and Gas Corp is referred to herein as “we”, “our”, or “us”.

On or about April 7, 2008, Chapman Petroleum Engineering Ltd (“Chapman”) delivered a report dated April 1, 2008 to us titled “Heavy Oil in Place Determination - Manning Area Alberta - Owned by Tamm Oil and Gas” (“the Report”). The Report is attached hereto as Exhibit 99.1. We have also attached, as Exhibit 99.2, a press release that we intend to release to the public after this Form 8-K is filed with the Securities and Exchange Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit	Description
99.1	April 1, 1008 Report by Chapman Petroleum Engineering Ltd.
99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMM OIL AND GAS CORP.

Date: May 12, 2008	By:	/s/ Wiktor Musial
Wiktor Musial, President